NATIONWIDE LIFE INSURANCE COMPANY
               SALARY DEFERRAL [401(k)] AND SAVINGS
             PROTOTYPE PROFIT SHARING PLAN AND TRUST

                           PLAN NO. 001
           STANDARDIZED - INTEGRATED AND NON-INTEGRATED



Address of Authorized Representative:   25 Van Zant St., Unit #6,
                                        East Norwalk, CT 06855
                                        Telephone Number:  203-831-8181

The Employer hereby establishes a profit sharing plan and trust for the benefit of its eligible employees and the eligible employees of each Participating Employer which adopts the Plan. The plan and trust shall consist of the Nationwide Life Insurance Company Salary Deferral [401(k)] and Savings Prototype Profit Sharing Plan and Trust and this Adoption Agreement.

1.   Name of Employer:   Colonial Data Technologies, Corp.

1A.  Business Entity:    [x]  Corporation -- Date of Incorporation ___________

     [ ] Partnership    [ ] Sole Proprietor    [ ] S Corporation   [ ]  Other:

1B.  Type of Business:     Electronic Communication Equipment Manufacturer

2.   Employer Address:   80 Pickett District Road
                         New Milford, CT 06776

3.   Employer Tax Year End    12/31     Employer Identification No. 06-1022744

4.   Plan Name:  Colonial Data Technologies Corp. 401(k) Plan     Plan No. 001

5.   Limitation Year (elect one):
          [x]  Calendar year
          [ ]  the period selected in Exhibit 1, Section 3
          [ ]  other 12 month period ending:

6.   Plan Status (check a or b):

     (a)  [x]  Newly Adopted Plan
     (b)  [ ]  Amendment and restatement of the

               Effective date of amendment

               This amendment shall not apply to any Employee who severed employment before the effective date of
               the amendment.   The Accrued Benefit and vesting
               percentage of each Participant who is an Employee on the effective date of the amendment shall be no less than before the amendment.


                     EXHIBIT 1 - DEFINITIONS

1. "Break In Service" (Section 2.7) means employment of not more than 500 (insert 500 or less) Hours Of Service during an Eligibility Computation Period or Vesting Computation
     Period.

          NOTE:     This Section must be completed if Exhibit 5,
                    Section 9(b) is selected.

2.   "Compensation"  (Section 2.10) means all of each Participant's
     (elect a or b):

     (a) [x] W-2 earnings and any Salary Deferral Contributions for the period selected below.

     (b)  [ ]  compensation as that term is defined for Code
               Section 415(c)(3) purposes for the period selected below.

     [x] Check here if pursuant to Section 2.10, the Employer shall include in the definition of Compensation in (a) or (b) above contributions made pursuant to Section
          125, 402(h) or 403(b) of the Code.

3.   The compensation period under this Section shall be the
     Section 2.10)  (elect a, b or c):

     (a)  [x]  Plan Year.

     (b)  [ ]  taxable year ending with or within the Plan Year.

     (c)  [ ]  limitation year ending with or within the Plan Year.

4. If an Eligible Employee becomes a Participant after the beginning of the period selected above, Compensation shall include for purposes of Employer Discretionary Contributions and Qualified Non-Elective Contributions (elect a or b):

     (a) [x] only the Compensation for the portion of the period selected above during which he became a Participant.

     (b) [ ] the Compensation for the entire period selected above in which he became a Participant.

5.   "Effective Date" (Section 2.14) means January 1, 1995.

          NOTE: If this is an amendment and restatement of an existing plan, insert the original plan effective date.

6. "Plan Year" (Section 2.36) means the 12 consecutive month period, or such lesser period as a Participating Employer is in business, beginning on the 1st day of January, and ending on the 31st day of December in each year.

          NOTE: The Plan Year should normally end on the last day of the calendar year.

7. "Net Profits" (Section 2.26) Employer contributions shall be made (elect one):

     [ ] with [ ] without regard to the definition of Net Profits in Section 2.26.


               EXHIBIT 2 - ELIGIBILITY REQUIREMENTS

1. CLASSIFICATION REQUIREMENTS (Section 2.17) Classifications of Employees that are not eligible to participate in the Plan are (elect a or b and/or c):

     (a)  [x]  None:  all Employees are eligible.

     (b) [ ] Covered by a Collective Bargaining Agreement: included in a unit of employees where retirement benefits have been the subject of good faith bargaining between representatives of such employee unit and the Participating Employer, unless the resulting collective bargaining agreement provides for the inclusion of such unit of employees under this Plan.

     (c) [ ] Non-resident aliens who receive no Earned Income from a Participating Employer which constitutes income from sources within the United States.

2.   SERVICE AND AGE REQUIREMENTS (Section 3.1):

     (a) To be eligible to participate, an Eligible Employee must have completed the following Eligibility Service requirements (complete both 1 and 2):

          (1) On the Effective Date of the Plan, the following requirements apply:

                           (i)                         (ii)
                         Service                        Age

          [x]  No Service Requirement           [ ]  No Age Requirement

          [ ]  _____ Months from Employment     [x]  21 (Not to exceed Age 21)
               Date (not to exceed 12)

          [ ]  1 Year of Eligibility Service

          (2) After the later of the Effective Date of the Plan or effective date of amendment, the following requirements apply:

                           (i)                         (ii)
                         Service                        Age

          [ ]  No Service Requirement           [ ]  No Age Requirement

          [x]  6 Months from Employment         [x]  21 (Not to exceed Age 21)
               Date (not to exceed 12)

          [ ]  1 Year of Eligibility Service

          NOTE:   The Service requirements in (1) and (2) above
          must be the same if the Employer is a Self-Employed
          Individual.

2.   SERVICE AND AGE REQUIREMENTS (Section 3.1):

          If the service requirement elected is a stated number of months of service, each Eligible Employee who has been employed with the Participating Employer for the number of months elected shall be deemed to have completed the service requirement regardless of the number of Hours of Service actually performed.

     (b) One year of Eligibility Service shall be credited to the Eligible Employee on the last day of each Eligibility Computation Period in which he completes
          ______ (not more than 1,000) Hours of Service.

3.   ENTRY DATE (Section 3.1)  The Entry Date shall be the (elect one):

     (a) [ ] date coinciding with satisfaction of all eligibility requirements.

     (b) [ ] first day of the month coinciding with or next following satisfaction of all eligibility requirements.

     (c) [ ] first day of the Plan Year quarter following satisfaction of all eligibility requirements.

     (d)  [ ]  Plan Anniversary (elect one):

          [ ]  preceding [   ] coinciding with or next
               following-satisfaction of all eligibility requirements ("coinciding" may not be elected if Section 2(a)(1) or 2(a)(2) of this Exhibit provides for Eligibility requirements of more than 6 months or age 20 1/2).

     (e) [x] Plan Anniversary or the first day of the seventh month of the Plan Year coinciding with or next following satisfaction of all eligibility requirements.


         EXHIBIT 3 - CONTRIBUTIONS AND ALLOCATION FORMULA

1. SALARY DEFERRAL CONTRIBUTION (Section 5.1) Participants shall be permitted to make Salary Deferral Contributions.
     (Complete (a) through (e):

          (a) Minimum salary deferral percentage or amount is 1% per payroll period.
          (b) Maximum salary deferral percentage or amount is 15% per payroll period.

               [x] Check here if the Participant may make a special election to defer all or a portion
                    (including none) of any bonus or other single sum payment to the Plan.

          (c)  A  Participant may change his salary deferral percentage
               (elect one):
               (1)  [ ]  at any time
               (2)  [x]  as of the first day of a Plan Year quarter
               (3)  [ ]  as of a Plan Anniversary
               (4)  [ ]  other:  _______________

          (d)  A Participant may revoke his Salary Deferral Agreement
               (elect one):
               (1)  [x]  at any time
               (2)  [ ]  as of the first day of a Plan Year quarter
               (3)  [ ]  as of a Plan Anniversary
               (4)  [ ]  other:  _______________

          (e)  A  Participant who has revoked his Salary Deferral
               Agreement, may execute a new Agreement (elect one):
               (1)  [ ]  at any time
               (2)  [x]  as of the first day of a Plan Year quarter
               (3)  [ ]  as of a Plan Anniversary
               (4)  [ ]  _____ months after the date of revocation of his
                         Salary Deferral Agreement.
               (5)  [ ]  other:  _______________

NOTE: In Section c, d or e above, "other" must be at least once a year.

2.   EMPLOYEE (after tax) CONTRIBUTIONS (Section 5.4):
     Participants shall (elect a or b):

(a)  [ ]  be permitted to make Employee Contributions.
(b)  [x]  not be permitted to make Employee Contributions.

3. EMPLOYER MATCHING CONTRIBUTION (Section 5.2) Each Participating Employer shall (elect a or b):

     (a)  [x] make Employer Matching Contributions equal to (elect one):

          (1) [x] 25% of the first 6% of Compensation which is deferred under the Plan.
          (2) [ ] ___% of the first ___% of Compensation contributed as Employee Contributions under the Plan.
          (3)  [ ]  Other:  _______________

     (b)  [ ]  not make Employer Matching Contributions.

4. EMPLOYER DISCRETIONARY CONTRIBUTIONS (Section 5.2) Each Participating Employer shall (elect a or b):

     (a) [x] make Employer Discretionary Contributions in such amounts as may be determined by the Participating
               Employer.

     (b)  [ ]  not make Employer Discretionary Contributions.

5A.  FORFEITURES (Section 10.2) Forfeitures from a Participant's
     Employer Matching subaccount, except Excess Aggregate
     Contributions, shall be (elect a or b):

     (a) [ ] reallocated to Employer Matching subaccounts of other Participants.

     (b)  [x]  applied to reduce the next Participating Employer contribution.

5B.  FORFEITURES (Section 10.2) Forfeitures from a Participant's
     Employer Discretionary subaccount shall be (elect a or b):

     (a) [ ] reallocated to Employer Discretionary subaccounts of other Participants.

     (b)  [x]  applied to reduce the next Participating Employer contribution.

6. FORFEITURES (Section 10.3A or B) Forfeitures from a Participant's Employer Matching or Employer Discretionary subaccount shall occur:

     (a) [x] upon distribution to a terminated Participant of his vested Accrued Benefit, or his fifth consecutive Break In Service, if earlier.

     (b) [ ] after the Participant has incurred his fifth consecutive Break In Service.

7.   ALLOCATION FORMULA (Section 6.1):  Employer Discretionary
     Contributions and forfeitures arising from Employer Discretionary subaccounts shall be allocated to the Employer Discretionary subaccount of each Participant who has completed the requirements specified below (elect a or b):

     (a)  [x]  in the proportion that the Participant's
               Compensation bears to the total compensation of all Participants.

     (b) [ ] in the proportion that the Participant's Compensation in excess of the Integration Level bears to the total Compensation of all Participants in excess of the Integration Level, provided that the maximum amount of contributions and forfeitures so allocated for the Plan Year shall not exceed the Integration Percentage set forth below. Providing further, that the maximum amount of contributions and forfeitures in excess of the Integration Level shall not exceed the amount of contributions and forfeitures allocated below the Integration Level expressed as a percentage of each Participant's Compensation by the lesser of (a) or (b) where (a) equals the percentage of each Participant's Compensation below the Integration Level and (b) equals the greater of either 5.7% or the percentage equal to the portion of the tax rate under Code Section 3111(a) (in effect as of the beginning of the year) which is attributable to old-age insurance. Any contributions and forfeiture in excess of such percentage shall be allocated to the sub-account of each Participant in the proportion that his Compensation bears to the total compensation of all Participants (complete (1) and (2)):

          (1)  Integration Level (elect a, b or c):

               (a)  [ ]  the Taxable Wage Base

               (b)  [ ]  $________, and increasing by ____%
                         of the actual dollar increase in the
                         Taxable Wage Base for each subsequent
                         year

               (c)  [ ]  $________

NOTE: (b) and (c) above must not include an amount in excess of the Taxable Wage Base.

     The Taxable Wage Base means the maximum amount of earnings which may be considered wages for Social Security purposes under Section 3121(a)(1) of the Code for each calendar year.

NOTE: A minimum contribution may need to be provided to each Non-Key Employee as required by Section 11.2.

(2)  The Integration Percentage is ____%

NOTE:     If the Integration Level is the Taxable Wage Base,
          the maximum integration percentage is 5.7% (or the rate of tax under Code Section 3111(a) attributable to old age insurance, if greater). If the Integration Level is below the Taxable Wage Base, the maximum integration
          percentage is:   5.4% if the Integration Level is more
          than 80% but less than 100% of the Taxable Wage Base; 4.3% if the Integration Level is above $10,000 (or 1/5 of the Taxable Wage Base, if greater) but not more than 80% of the Taxable Wage Base; and 5.7% (or the rate of tax under Code Section 3111(a) attributable to old age insurance, if greater) if the Integration Level is at or below $10,000 (or 1/5 of the Taxable Wage Base, if greater).

8.   ELIGIBILITY FOR ALLOCATION  (Section 6.2) (complete a and b and note c):

     (a)  A Participant must complete the following Hours Of
          Service during the Plan Year in order to share in the Participating Employer Discretionary Contribution (or forfeitures) for such Plan Year (elect one):

          (1) [ ] 1,000 or more Hours of Service for Plan Years beginning before January 1, 1990, and more than 500 Hours of Service for Plan Years beginning on or after January 1, 1990.

          (2)  [x]  more than 500 Hours of Service.

          (3)  [ ]  1 or more Hours of Service.

     (b) A Participant whose employment is terminated before the end of the Plan Year but after completion of the number of hours specified in (a) above shall (elect 1 or 2):

          (1)  [ ]  not share in the Employer Discretionary
                    Contribution (or forfeitures) for such Plan
                    Years beginning before January 1, 1990, but share for all subsequent years.

          (2)  [x]  share in the Employer Discretionary
                    Contribution (or forfeitures) for such Plan
                    Year.

     (c) A Participant who is employed on the last day of the Plan Year beginning on or after January 1, 1990 must receive an allocation for such Plan Year providing the Participant completed 500 or more Hours of Service during the Plan Year.

9.   QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Section 2.37A)
     (complete a, b, or c):

     (a)  Qualified Non-Elective Contributions shall (elect 1 or 2):

          (1) [x] be permitted. Such contributions shall be made at the discretion of the Participating Employer and allocated on the basis of the ratio in which a Participant's Compensation bears to the total compensation for all participants who are (elect (i) or (ii)):

               (i)  [x]  Eligible Non-Highly Compensated
                         Employees who (elect one):

                    [ ]  completed the requirements of Section 8 above.

                    [x] completed more than 500 Hours of Service (insert 500 or less) during the Plan Year and (complete one) [x] were [ ] regardless of whether employed on the last day of the Plan Year.

               (ii) [ ]  Eligible Employees who (elect one):

                    [ ]  completed the requirements in Section 8
                         above.

                    [ ]  completed more than _____ Hours of
                         Service (insert 500 or less) during the
                         Plan Year and (complete one) [ ] were [ ] regardless of whether employed on the last day of the Plan Year.

          (2)  [ ] not be permitted.

     (b) Qualified Non-Elective Contributions shall be taken into account as (elect one):

          (1) [ ] Salary Deferral Contributions for the purpose of calculating the Actual Deferral Percentage discrimination test.

          (2) [ ] Matching Contributions for the purpose of calculating the Average Contribution
                    Percentage discrimination test.

          (3) [x] Salary Deferral Contributions to the extent deemed necessary to satisfy the Actual Deferral Percentage discrimination test. Any remaining contributions shall be treated as Matching Contributions for the purpose of calculating the Average Contribution Percentage discrimination test.

10. MATCHING CONTRIBUTION (Section 2.23A) If the Employer has elected in Exhibit 3 to provide for Matching Contributions and if Exhibit 5 provides that the Employer Matching subaccount shall be 100% immediately vested, please complete the following (otherwise check "not applicable" in (c) below) (elect one):

     Matching Contributions which are 100% vested when made shall be taken into account as (elect a, b, or c):

     (a) [ ] Salary Deferral Contributions for the purpose of calculating the Actual Deferral Percentage discrimination test.

     (b) [ ] Matching Contributions for the purpose of calculating the Average Contribution Percentage discrimination test.

     (c)  [x]  not applicable.


                     EXHIBIT 4 - INVESTMENTS

1. INVESTMENTS (Article VIII) All assets of the Plan shall be invested by the Trustee, except that (elect a, b, c, or d and complete (e) and (f):

     (a)  [ ]  No exceptions

     (b)  [ ]  The Employer shall direct the Trustee in selecting

          (1)  [ ]  all subaccounts
          (2)  [ ]  the following subaccounts:  _______________

     (c) [x] The Participant shall direct, from eligible investments specified by the Plan Administrator, the Trustee in selecting

          (1)  [x]  all subaccounts
          (2)  [ ]  the following subaccounts:  _______________

     (d) [ ] The Employer shall appoint an Investment Manager to direct the Trustee in selecting

          (1)  [ ]  all subaccounts
          (2)  [ ]  the following subaccounts:  _______________

               Name:

               Address:

               Telephone Number:

     (e) The entity or individual selected above may change, subject to the rules of an Insurer or other investing institution, its investment election with respect to investments in its Account (elect one):

          (1)  [x]  at any time
          (2)  [ ]  no more frequently than once every 3 months
          (3)  [ ]  no more frequently than once every 12 months
          (4)  [ ]  other (at least annually)

     (f) The entity or individual selected above may change, subject to the rules of an Insurer or other investing institution, its investment election with respect to investments of future contributions (elect one):

          (1)  [x]  at any time
          (2)  [ ]  no more frequently than once every 3 months
          (3)  [ ]  no more frequently than once every 12 months
          (4)  [ ]  other (at least annually)


2.   COMMON DUE DATE (Section 2.9) (elect a or b):  N/A

     (a)  [ ]  The ____ day of the month of ________ in each year.

     (b)  [ ]  The following dates:

               NOTE:     "NA" should be placed in 2 above if
                         Insurance Contracts are not offered as
                         an investment option under the Plan.


              EXHIBIT 5 - BENEFITS AND DISTRIBUTIONS

1.   VESTING SCHEDULE (Section 10.1) (complete  one box below)  A
     Participant's vested interest in his Employer Matching subaccount, if any, and his Employer Discretionary subaccount and Insurance Policies, if any, shall be determined by the following schedule (elect one):

            Years of         (a)       (b)       (c)       (d)
        Vesting Service     [  ]      [  ]      [  ]       [x]
               0            100%        0%        0%         0%
               1                        0         0          0%
               2                        0        20         40%
               3                      100        40         60%
               4                                 60         80%
               5                                 80        100%
               6                                100

     NOTE: "(d)" above shall provide a vesting percentage for all years of service equal to or exceeding (a), (b), or (c) above.

2. VESTING COMPUTATION PERIOD (Section 2.49) The 12 consecutive month period ending on the 31st day of December in each year.

     NOTE: The Vesting Computation Period shall coincide with the Plan Year.

3. VESTING SERVICE (Section 2.50) One year of Vesting Service shall be credited to a Participant for each Vesting Computation Period during which he completes at least 1000 (not to exceed 1,000) Hours Of Service, beginning on his Employment Date or Re-employment Date, subject to the exclusions elected in Section 4.

4. EXCLUDED YEARS OF VESTING SERVICE (Section 2.50): In addition to years of Vesting Service excluded by the Break In Service rules, the following years of Vesting Service shall be excluded in determining a Participant's vested interest (elect a or b):

     (a)  [x]  No Vesting Service shall be excluded.

     (b) [ ] The following years of Vesting Service shall be excluded (elect any that are applicable):

          (1) [ ] years of Vesting Service completed before the year in which the Participant attains age 18.

          (2) [ ] years of Vesting Service completed before the Effective Date of the Plan.

4A.  ELAPSED TIME (Section 2.21):

     [ ]  Check here if the elapsed time provisions of Section
          2.21 are to apply. If checked, Sections, 2 3 and 4 above are not applicable.

5.   NORMAL RETIREMENT AGE (Section 2.27)  A Participant's Normal
     Retirement Age will be the day he (elect a or b):

     (a)  [x]  attains age 65 (not more than 65).

     (b) [ ] attains the later of age ____ (not more than 65) or the ___th (insert 5 or less) anniversary of his participation commencement date.

               Participation commencement date is the first day of the Plan Year in which the Participant began participating in the Plan.

6.   EARLY RETIREMENT (Section 10.5):  (elect a or b):

     (a) [ ] A Participant who has attained age _____ and who is credited with _____ years of Vesting Service may retire on his Early Retirement Date. A Participant's Account (elect (1) or (2)):

          (1) [ ] shall, if not previously 100% vested, be 100% vested upon attainment of his Early
                    Retirement Age.
          (2)  [ ]  shall be subject to the vesting schedule in
                    Exhibit 5.

     (b)  [x]  Early retirement is not provided.

7.   AGE 59 1/2 (Section 10.10)   Age 59 1/2 distributions (elect
     a or b):

     (a)  [x]  are permitted.
     (b)  [ ]  are not permitted.

8.   HARDSHIP (Section 10.11)  Hardship distributions
     (elect a or b):

     (a)  [x]  are permitted.
     (b)  [ ]  are not permitted.

9. COMMENCEMENT OF BENEFITS (Section 10.12): Subject to the requirement of Section 10.18, a Participant who terminates his employment with his Participating Employer may receive a distribution of his Accrued Benefit (elect a, b, or c):

     (a)  [x]  within a reasonable time after termination of employment.

     (b) [ ] after the Participant has incurred, within an Eligibility Computation Period, a Break In
               Service.

     (c)  [ ]  only upon attainment of the Participant's Normal
               Retirement Date, or if selected, Early Retirement
               Date or age 59 1/2.

10. LOANS TO PARTICIPANTS (Section 10.17) Loans to Participants are (elect a or b):

     (a)  [x]  permitted and (complete one of the following boxes
               [   ] are considered a general investment of the
               Trust Fund [x] are considered an investment of the Participant's Account.

     (b)  [ ]  not permitted.

11. OPTIONAL FORMS OF BENEFITS (Section 10.23) In addition to the lump sum normal form of benefit, and, if required to be provided under the Plan, a Qualified Joint and Survivor Annuity, the following option forms of benefits shall be provided (elect any that are applicable):

     (a)  [ ]  Straight Life Annuity

     (b)  [ ]  Life Annuity - Ten Years Certain

     (c)  [ ]  Joint and Survivor Annuity

     (d)  [ ]  Ten Year Certain Fixed Payments

     (e)  [ ]  Life Annuity - Twenty Year Certain

     (f)  [ ]  Other:

     (g)  [  ] Other:

     NOTE: [x]      Check here if a lump sum normal form of
                    benefit will be the only form of benefit offered under this Plan ((a) through (g) must not be completed), and the Qualified Pre-
                    Retirement Survivor Annuity and Qualified
                    Joint and Survivor Annuity provisions will not be applicable (Section 10.20).

     NOTE: If this is an amendment and restatement of a prior plan, the "other" line may be used to preserve an optional form of benefit not currently offered by Nationwide. In addition, an additional optional form of benefit may be specified in the "other" line above only if such form of benefit does not discriminate in favor of any Highly Compensated Employee.

12. CASH OUT DISTRIBUTION (Section 10.15) Upon termination of service, a Participant's vested Accrued Benefit of $3,500 or less will (elect a or b):

     (a)  [x]  be immediately distributed to the Participant.

     (b)  [ ]  not be distributed to the Participant without his consent.


                  EXHIBIT 6 - PLAN ADMINISTRATOR

1.   PLAN ADMINISTRATOR (Section 12.1)   The Plan Administrator
     shall be (elect a, b, c, or d):

     (a)  [x]  the Employer.

     (b)  [ ]  the Trustee.

     (c) [ ] a committee consisting of at least three persons appointed from time to time by the Board of Directors of the Employer to serve without
               compensation at the pleasure of the board.   Any
               person appointed a member of such committee shall signify his acceptance of administrative responsibility by filing written acceptance with
               the board and with the committee.   Any member of
               the committee may resign by delivering his written resignation to the board and the Secretary of the committee, and such resignation shall become effective on some specified future date not less than 30 days after receipt of such resignation by the board.

               The committee may authorize one or more of its member to execute or deliver any instrument or make any payment on its behalf.

               A majority of the members of the committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other matters coming before the committee may be acted upon by the members of the committee present at any meeting or without a meeting by an instrument in writing signed by a majority of the members of the committee. In the event any such vote ends in a deadlock, the board shall cast the deciding vote.

     (d)  [ ]  (Specify by name, title, or other description):


              EXHIBIT 7 - LIMITATIONS ON ALLOCATIONS

1. OTHER QUALIFIED PLANS (Sections 7.3 and 7.4) If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could possibly become a Participant, you must complete this section. The Employer must also complete this
     Section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan. (complete a and b):

     (a) The Employer must complete this Section if a Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan. (Complete 1, 2, or 3):

          (1) [ ] The provisions of Section 7.2 will apply, as if the other plan was a Master or Prototype
                    Plan.

          (2) [ ] (Provide the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.)

          (3)  [x]  not applicable.

     (b) If the Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer
          (complete 1, 2, or 3):

          (1) [ ] In any Limitation Year, the Annual Additions credited to the participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction to exceed 1.0. If the Participating Employer contributions that would otherwise be allocated to the Participant's Account during such year would cause the 1.0 limitations to be exceeded, the allocation will be reduced so that the sum of
                    the fractions equals 1.0.   Any contributions
                    not allocated because of the preceding
                    sentence will be allocated to the remaining
                    Participants under the allocation formula under the plan. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 7.1(d).

          (2) [ ] (Provide the method under which the plan involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion).

          (3)  [x]  not applicable.



                 EXHIBIT 8 - TOP-HEAVY PROVISIONS

If this Plan covers employees under a collective bargaining agreement that meets the requirements of Code Section 416(i)(4), please check not applicable in all Sections below.

1.   PARTICIPATING EMPLOYER MAINTAINING A DEFINED CONTRIBUTION
     PLAN IN ADDITION TO THIS PLAN (Section 11.3)   For any Plan
     Year in which the Plan is top-heavy, each Participating
     Employer (elect a, b, or c):

     (a) [ ] shall contribute to this Plan an amount, which when added to a Non-Key Employee's Employer contribution and forfeiture, will equal 3% of his Compensation (or such lesser amount as provided in Section 11.3).

     (b) [ ] shall satisfy the Section 11.3 required contribution by making a contribution to the other defined contribution plan for a Non-Key Employee covered by both plans.

     (c)  [x]  not applicable.

2.   VESTING SCHEDULE FOR PLAN IN TOP-HEAVY STATUS (Section
     11.5):   A Participant's vested interest in his Employer
     Matching and Employer Discretionary subaccounts, if any, and in any Insurance Policies shall be determined by the Vesting Schedule elected in Exhibit 5.

     The Vesting Computation Period and the Hours Of Service required for Vesting Service shall have the same meaning in this Exhibit as that specified in Exhibit 5.

3.   PARTICIPATING EMPLOYER MAINTAINING A DEFINED BENEFIT PLAN IN
     ADDITION TO THIS PLAN (Section 11.4) For any Plan Year in which the Plan is top-heavy, each Participating Employer
     (elect a, b, or c):

     (a) [ ] shall contribute to this Plan, for a Non-Key Employee covered by both plans, an amount, which when added to a Non-Key Employee's Employer contribution and forfeiture, will equal 5% of his Compensation.

     (b)  [ ]  shall, in the defined benefit plan, for a Non-Key
               Employee covered by both plans, provide a 2% accrual per year of service to each Non-Key
               Employee as required by Code Regulation 1.416-1(m)(2).

     (c)  [x]  not applicable.

4. PARTICIPATING EMPLOYER MAINTAINING A DEFINED BENEFIT PLAN IN ADDITION TO THIS PLAN - EXTRA TOP-HEAVY CONTRIBUTION/BENEFIT (Sections 11.4 and 11.6): For each Plan Year in which the Plan is top-heavy and the Top-Heavy Ratio is 90% or less, each Participating Employer (elect a, b, c or d):

     (a) [ ] shall contribute to this Plan, for a Non-Key Employee covered by both plans an amount, which when added to a Non-Key Employee's Employer contribution and forfeiture, will equal 7 1/2% of his Compensation.

     (b)  [ ]  shall, in the defined benefit plan, for a Non-Key
               Employee covered by both plans, provide a 3% accrual per year of service to each Non-Key
               Employee as required by Code Regulation 1.416-1(m)(14).

     (c)  [ ]  will not make any additional minimum contribution or accrual.

     (d)  [x]  not applicable.

     NOTE: By selecting (a) or (b), the Employer is expanding the maximum amount that can be contributed and/or accrued under Section 7.5 for an Employee who is a Participant in both a defined contribution and defined benefit plan which are maintained (or previously maintained) by the Employer.

5.   PRESENT VALUE (Section 11.7):   For purposes of computing
     Present Value, the following will be used (complete a or b):

     (a)  Interest Rate      ______%

          Mortality Table    ______

          Valuation Date     ______

     (b)  [x]  not applicable.

          NOTE: This Section only applies if the Participating Employer is currently maintaining, or has previously maintained a defined benefit plan.


                            EXECUTION

CAUTION:     THE FAILURE TO PROPERLY COMPLETE THIS ADOPTION AGREEMENT MAY
RESULT IN DISQUALIFICATION OF THE PLAN.

The Employer hereby adopts this Plan and Trust, subject only to
acceptance by the Trustee.   The Employer, by executing this
document, acknowledges that it has read this Plan and Trust, that it has consulted legal counsel to the extent deemed necessary, and it releases Nationwide from any liability resulting from adoption of the Plan and Trust. However, subject to Section 8.1, Nationwide Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.

                        IRS OPINION LETTER

An Employer who has ever maintained or who later adopts any plan (including, after December 31, 1985, a welfare benefit fund, as defined in Section 419(e) of the Code, which provides for post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in Section 419A(d)(3) or an individual medical account, as defined in Section 415(1)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this plan is qualified under Code Section 401. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his Plan(s) are qualified, application for a determination letter should be made to the appropriate IRS Key District Director office.

This Adoption Agreement may be used only in conjunction with basic plan document number 05.

                              EMPLOYER

                              COLONIAL DATA TECHNOLOGIES, CORP.
                              (Name of Employer)

Date:  December 29, 1994      By:  /s/ Robert J. Schock
                              (Signature and Title)


                              TRUSTEE(S)

                              North Fork Bank Trust Department

Date:  December 29, 1994      /s/ Patricia Smith
                              (All Trustee(s) must sign)


                              PARTICIPATING EMPLOYER(S)

                              Name of Employer(s)

Date:  _________________
                              (Signature(s))


                              AFFILIATED EMPLOYER(S)

                              Name of Employer(s)

                              (No signature is required)